Exhibit 99.2

FINANCIAL SUPPLEMENT
As of September 30, 2018

Aspen Insurance Holdings Limited

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed by Aspen Insurance Holdings Limited with the United States Securities and Exchange Commission.

www.aspen.co

Investor Contact:
Aspen Insurance Holdings Limited
Mark Jones, Senior Vice President, Investor Relations
T: +1 646 289 4945
email: Mark.P.Jones@aspen.co

1

ASPEN INSURANCE HOLDINGS LIMITED
Basis of Presentation

Definitions and presentations: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2017. Unless otherwise noted, all data is in U.S. dollar millions, except for per share amounts, percentages and ratio information.

In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures". Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by Aspen in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized and unrealized gains or losses, after-tax net foreign exchange gains or losses, including net realized and unrealized gains and losses from foreign exchange contracts, net realized gains or losses on investments, amortization of intangible assets and certain non-recurring income and expenses, including expenses associated with the Company's operational effectiveness and efficiency program. Operating income in the third quarter of 2018 also excluded advisor fees relating to the transaction with Apollo. Operating income in the first nine months of 2018 also excluded advisor fees relating to the transaction with Apollo and expenses related to the make-whole payment associated with the partial redemption of Aspen's 6.00% Senior Notes due 2020. Operating income in the third quarter of 2017 also excluded the issue costs associated with the redemption of the 7.250% Perpetual Non-Cumulative Preference Shares. Operating income in the first nine months of 2017 also excluded the issue costs associated with the redemption of Aspen's 7.250% Perpetual Non-Cumulative Preference Shares and 7.401% Perpetual Non-Cumulative Preference Shares.

Aspen excludes these items above from its calculation of operating income because they are either not expected to recur and therefore are not reflective of underlying performance or the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. Aspen believes these amounts are largely independent of its business and underwriting process and including them would distort the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, Aspen believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen's results of operations in a manner similar to how management analyzes Aspen's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 22 for a reconciliation of net income to operating income.

Annualized operating return on average equity (“Operating ROE”) (a non-GAAP financial measure): Operating ROE is calculated using operating income, as defined above, and average equity is calculated as the arithmetic average on a monthly basis for the stated periods of shareholders' equity excluding the aggregate value of the liquidation preferences of our preference shares net of issuance costs and the total amount of non-controlling interest.

Aspen presents Operating ROE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 22 for a reconciliation of operating income to net income and page 7 for a reconciliation of average shareholders' equity to average ordinary shareholders' equity.

Diluted book value per ordinary share (not a non-GAAP financial measure): Aspen has included diluted book value per ordinary share as it illustrates the effect on basic book value per share of dilutive securities thereby providing a better benchmark for comparison with other companies. Diluted book value per share is calculated using the treasury stock method as defined on page 21.

Diluted operating earnings per share and basic operating earnings per share (non-GAAP financial measures): Aspen believes that the presentation of diluted operating earnings per share and basic operating earnings per share supports meaningful comparison from period to period and the analysis of normal business operations. Diluted operating earnings per share and basic operating earnings per share are calculated by dividing operating income by the diluted or basic weighted average number of shares outstanding for the period. See page 22 for a reconciliation of basic earnings per share to diluted and basic operating earnings per share.

Accident year loss ratio excluding catastrophes (a non-GAAP financial measure): Aspen believes that the presentation of loss ratios excluding catastrophes and prior year reserve movements supports meaningful comparison from period to period of the underlying performance of the business.  Accident year loss ratios excluding catastrophes are calculated by dividing net losses excluding catastrophe losses and prior year reserve movements by net earned premiums excluding catastrophe-related reinstatement premiums. Aspen has defined catastrophe losses in the nine months ended September 30, 2018 as losses associated with Hurricane Florence in the U.S., Typhoon Jebi in Japan, Winter Storm Friederike in Europe, U.K. winter storms and other U.S. and Asian weather-related events. Catastrophe losses in the nine months ended September 30, 2017 were defined as losses associated predominantly with Hurricanes Harvey, Irma and Maria, the earthquakes in Mexico, a tornado in Mississippi, Cyclone Debbie in Australia and other weather-related events. See pages 10 and 11 for a reconciliation of loss ratios to accident year loss ratios excluding catastrophes.

Underwriting ratios (GAAP financial measures): Aspen, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions, premium taxes, licenses and fees, as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from U.S. statutory combined ratios primarily due to the deferral of certain third-party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

	ASPEN INSURANCE HOLDINGS LIMITED
	Financial Highlights
	Three Months Ended September 30,			Nine Months Ended September 30,
(in US$ millions except for percentages, share and per share amounts)	2018	2017	Change	2018	2017	Change
Gross written premium	$873.2	$852.5	2.4%	$2,843.8	$2,672.6	6.4%
Net written premium	$578.9	$607.4	(4.7)%	$1,700.4	$1,872.3	(9.2)%
Net earned premium	$623.2	$652.5	(4.5)%	$1,676.2	$1,795.6	(6.6)%
Net (loss)/income after tax	$(15.1)	$(253.8)	94.1%	$1.0	$(81.5)	101.2%
Operating income/(loss) after tax	$36.9	$(276.6)	113.3%	$156.2	$(177.6)	188.0%
Net investment income	$48.0	$46.4	3.4%	$145.7	$141.5	3.0%
Underwriting (loss)/income	$(18.3)	$(334.8)	(94.5)%	$27.4	$(312.9)	108.8%
Earnings Per Share and Book Value Per Share
Basic earnings per ordinary share
Net (loss)/income adjusted for preference share dividend and non-controlling interest	$(0.38)	$(4.48)	91.5%	$(0.37)	$(1.99)	81.4%
Operating income/(loss) adjusted for preference share dividend and non-controlling interest	$0.49	$(4.78)	110.3%	$2.23	$(3.46)	164.5%
Diluted earnings per ordinary share
Net (loss)/income adjusted for preference share dividend and non-controlling interest	$(0.38)	$(4.48)	91.5%	$(0.37)	$(1.99)	81.4%
Operating income/(loss) adjusted for preference share dividend and non-controlling interest	$0.49	$(4.78)	110.3%	$2.20	$(3.46)	163.6%
Weighted average number of ordinary shares outstanding (in millions of shares) (1)	59.693	59.760	(0.1)%	59.637	59.863	0.4%
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	60.412	59.760	1.1%	60.543	59.863	1.1%
Book value per ordinary share	$37.87	$44.59	(15.1)%	$37.87	$44.59	(15.1)%
Diluted book value per ordinary share	$37.46	$44.00	(14.9)%	$37.46	$44.00	(14.9)%
Ordinary shares outstanding at September 30, 2018 and September 30, 2017 (in millions of shares)	59.698	59.407	0.5%	59.698	59.407	0.5%
Diluted ordinary shares outstanding at September 30, 2018 and September 30, 2017 (in millions of shares)	60.356	60.200	0.3%	60.356	60.200	0.3%
Underwriting Ratios
Loss ratio	69.2%	119.0%		62.7%	80.8%
Policy acquisition expense ratio	16.2%	16.2%		16.6%	17.6%
General, administrative and corporate expense ratio	25.7%	17.0%		23.4%	19.6%
General, administrative and corporate expense ratio (excluding amortization and non-recurring expenses)	17.6%	16.2%		19.1%	19.1%
Expense ratio	41.9%	33.2%		40.0%	37.2%
Expense ratio (excluding amortization and non-recurring expenses)	33.8%	32.4%		35.7%	36.7%
Combined ratio	111.1%	152.2%		102.7%	118.0%
Combined ratio (excluding amortization and non-recurring expenses)	103.0%	151.4%		98.4%	117.5%
Return On Equity
Average equity (2)	$2,302.6	$2,839.5		$2,340.4	$2,892.0
Return on average equity
Net (loss)/income adjusted for preference share dividend and non-controlling interest	(1.0)%	(9.4)%		(0.9)%	(4.1)%
Operating income/(loss) adjusted for preference share dividend and non-controlling interest	1.3%	(10.0)%		5.7%	(7.2)%
Annualized return on average equity
Net (loss)/income	(4.0)%	(37.6)%		(1.2)%	(5.5)%
Operating income/(loss)	5.2%	(40.0)%		7.6%	(9.6)%

See pages 7 and 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) The basic and diluted number of ordinary shares is the same as the inclusion of dilutive securities in a loss-making period would be anti-dilutive.
(2) Average equity excludes preference shares.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Statements of Operations - Quarterly Results
(in US$ millions except for percentages)	Q3 2018	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017
UNDERWRITING REVENUES
Gross written premiums	$873.2	$853.8	$1,116.8	$688.3	$852.5	$822.1	$998.0
Premiums ceded	(294.3)	(367.8)	(481.3)	(348.1)	(245.1)	(243.4)	(311.8)
Net written premiums	578.9	486.0	635.5	340.2	607.4	578.7	686.2
Change in unearned premiums	44.3	33.5	(102.0)	170.8	45.1	(16.7)	(105.1)
Net earned premiums	623.2	519.5	533.5	511.0	652.5	562.0	581.1
UNDERWRITING EXPENSES
Losses and loss adjustment expenses	431.1	310.4	310.2	544.2	776.2	346.1	328.2
Amortization of deferred policy acquisition costs	101.0	85.9	90.8	85.1	105.4	96.3	113.7
General, administrative and corporate expenses	109.4	101.1	108.9	126.9	105.7	117.8	119.1
Total underwriting expenses	641.5	497.4	509.9	756.2	987.3	560.2	561.0

Underwriting (loss)/income including corporate expenses	(18.3)	22.1	23.6	(245.2)	(334.8)	1.8	20.1

Net investment income	48.0	50.4	47.3	47.5	46.4	47.4	47.7
Interest expense	(5.4)	(7.6)	(7.4)	(7.3)	(7.4)	(7.4)	(7.4)
Other (expense)/income (1)	(0.7)	(1.8)	1.9	18.6	7.6	(1.7)	0.7
Total other revenue	41.9	41.0	41.8	58.8	46.6	38.3	41.0

Amortization and non-recurring expenses	(51.0)	(9.1)	(12.1)	(23.2)	(5.2)	(2.1)	(2.2)
Net realized and unrealized exchange (losses)/gains (2)	(2.3)	(40.9)	18.8	(0.3)	12.9	(3.0)	(5.8)
Net realized and unrealized investment (losses)/gains	(0.9)	(20.7)	(37.7)	14.8	17.5	42.0	46.2
Realized (loss) on debt extinguishment	—	(8.6)	—	—	—	—	—
(LOSS)/INCOME BEFORE TAX	(30.6)	(16.2)	34.4	(195.1)	(263.0)	77.0	99.3
Income tax credit/(expense)	15.5	1.5	(3.6)	10.2	9.2	(1.2)	(2.8)
NET (LOSS)/INCOME AFTER TAX	(15.1)	(14.7)	30.8	(184.9)	(253.8)	75.8	96.5
Dividends paid on ordinary shares	(14.3)	(14.3)	(14.3)	(14.3)	(14.4)	(14.4)	(13.2)
Dividends paid on preference shares	(7.6)	(7.6)	(7.6)	(7.5)	(7.7)	(10.5)	(10.5)
Preference share redemption costs	—	—	—	—	(5.6)	—	(2.4)
Proportion due to non-controlling interest	0.1	(0.1)	(0.2)	(0.5)	(0.6)	(0.1)	(0.1)
Retained (loss)/income	$(36.9)	$(36.7)	$8.7	$(207.2)	$(282.1)	$50.8	$70.3

Loss ratio	69.2%	59.7%	58.1%	106.5%	119.0%	61.6%	56.5%
Policy acquisition expense ratio	16.2%	16.5%	17.0%	16.7%	16.2%	17.1%	19.6%
General, administrative and corporate expense ratio	25.7%	21.2%	22.7%	29.4%	17.0%	21.3%	20.9%
General, administrative and corporate expense ratio (excluding amortization and non-recurring expenses)	17.6%	19.5%	20.4%	24.8%	16.2%	21.0%	20.5%
Expense ratio	41.9%	37.7%	39.7%	46.1%	33.2%	38.4%	40.5%
Expense ratio (excluding amortization and non-recurring expenses)	33.8%	36.0%	37.4%	41.5%	32.4%	38.1%	40.1%
Combined ratio	111.1%	97.4%	97.8%	152.6%	152.2%	100.0%	97.0%
Combined ratio (excluding amortization and non-recurring expenses)	103.0%	95.7%	95.5%	148.0%	151.4%	99.7%	96.6%
See pages 7 and 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Other (expense) income in the third quarter of 2018 and third quarter of 2017 included expenses of $1.7 million and income of $9.8 million, respectively, related to a change in the fair value of loan notes issued by Silverton Re.
(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Operations - Year To Date Results
(in US$ millions except for percentages)	Nine Months Ended September 30,
	2018	2017
UNDERWRITING REVENUES
Gross written premiums	$2,843.8	$2,672.6
Premiums ceded	(1,143.4)	(800.3)
Net written premiums	1,700.4	1,872.3
Change in unearned premiums	(24.2)	(76.7)
Net earned premiums	1,676.2	1,795.6
UNDERWRITING EXPENSES
Losses and loss adjustment expenses	1,051.7	1,450.5
Amortization of deferred policy acquisition costs	277.7	315.4
General, administrative and corporate expenses	319.4	342.6
Total underwriting expenses	1,648.8	2,108.5

Underwriting income/(loss) including corporate expenses	27.4	(312.9)

Net investment income	145.7	141.5
Interest expense	(20.4)	(22.2)
Other income	(0.6)	6.6
Total other revenue	124.7	125.9

Amortization and non-recurring expenses	(72.2)	(9.5)
Net realized and unrealized exchange (losses)/gains (1)	(24.4)	4.1
Net realized and unrealized investment (losses)/gains	(59.3)	105.7
Realized (loss) on debt extinguishment	(8.6)	—
(LOSS)/INCOME BEFORE TAX	(12.4)	(86.7)
Income tax credit	13.4	5.2
NET INCOME/(LOSS) AFTER TAX	1.0	(81.5)
Dividends paid on ordinary shares	(42.9)	(42.0)
Dividends paid on preference shares	(22.8)	(28.7)
Preference share redemption costs	—	(8.0)
Proportion due to non-controlling interest	(0.2)	(0.8)
Retained (loss)	$(64.9)	$(161.0)

Loss ratio	62.7%	80.8%
Policy acquisition expense ratio	16.6%	17.6%
General, administrative and corporate expense ratio	23.4%	19.6%
General, administrative and corporate expense ratio (excluding amortization and non-recurring expenses)	19.1%	19.1%
Expense ratio	40.0%	37.2%
Expense ratio (excluding amortization and non-recurring expenses)	35.7%	36.7%
Combined ratio	102.7%	118.0%
Combined ratio (excluding amortization and non-recurring expenses)	98.4%	117.5%
See pages 7 and 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

	Consolidated Balance Sheets

(in US$ millions except for per share amounts)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017

Investments
Fixed income securities	$6,583.6	$6,695.9	$7,049.8	$6,880.3	$7,030.4	$6,854.8	$6,977.6
Equity securities	—	—	—	491.0	468.6	658.7	623.6
Other investments	167.4	153.3	66.1	66.4	4.0	3.9	5.0
Catastrophe bonds	37.4	35.5	34.8	32.4	30.3	28.3	41.8
Short-term investments	124.7	99.6	81.6	162.9	124.7	115.6	348.1
Total investments	6,913.1	6,984.3	7,232.3	7,633.0	7,658.0	7,661.3	7,996.1
Cash and cash equivalents	1,026.6	1,070.7	1,246.9	1,054.8	1,209.3	1,228.4	873.1
Reinsurance recoverables
Unpaid losses	1,767.1	1,656.4	1,611.3	1,515.2	1,369.5	779.4	635.8
Ceded unearned premiums	666.5	724.8	683.9	515.5	446.4	464.1	404.8
Receivables
Underwriting premiums	1,700.1	1,725.2	1,743.0	1,496.5	1,529.0	1,614.1	1,557.8
Other	202.2	175.5	108.6	151.1	175.8	106.1	120.7
Funds withheld	91.6	89.3	102.9	99.8	100.1	89.9	90.4
Deferred policy acquisition costs	290.1	298.6	319.9	294.3	354.1	364.6	367.5
Derivatives at fair value	6.4	14.1	15.6	6.4	8.4	22.1	5.2
Receivable for securities sold	7.7	2.6	4.1	5.3	19.0	13.6	25.7
Office properties and equipment	75.0	73.0	77.1	75.5	89.8	85.3	86.1
Taxation	50.6	32.7	34.3	30.6	13.1	7.2	—
Other assets	0.5	0.5	0.5	0.5	1.0	1.0	1.0
Intangible assets and goodwill	26.7	27.0	27.5	27.9	78.1	79.4	80.5
Total assets	$12,824.2	$12,874.7	$13,207.9	$12,906.4	$13,051.6	$12,516.5	$12,244.7
LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$6,726.2	$6,532.8	$6,679.4	$6,749.5	$6,490.6	$5,571.4	$5,365.9
Unearned premiums	1,974.4	2,087.2	2,097.7	1,820.8	1,926.5	1,981.5	1,891.8
Total insurance reserves	8,700.6	8,620.0	8,777.1	8,570.3	8,417.1	7,552.9	7,257.7
Payables
Reinsurance premiums	586.4	596.0	491.3	357.5	439.4	316.7	362.9
Taxation	—	—	—	—	0.5	4.4	4.0
Accrued expenses and other payables	333.6	336.5	496.5	455.4	377.9	352.8	361.8
Liabilities under derivative contracts	3.1	49.3	2.3	1.0	2.9	8.6	4.3
Total payables	923.1	981.8	990.1	813.9	820.7	682.5	733.0
Loan notes issued by variable interest entities, at fair value	—	20.3	32.2	44.2	101.5	110.8	110.2
Long-term debt	424.7	424.6	549.5	549.5	549.4	549.4	549.4
Total liabilities	10,048.4	10,046.7	10,348.9	9,977.9	9,888.7	8,895.6	8,650.3
SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Non-controlling interest	2.9	3.0	2.9	2.7	2.2	1.6	1.5
Preference shares	—	—	—	—	—	—	—
Additional paid-in capital	966.0	965.4	959.5	954.7	951.8	1,125.2	1,142.1
Retained earnings	1,962.0	1,998.9	2,035.6	2,026.9	2,234.1	2,516.2	2,465.4
Accumulated other comprehensive income, net of taxes	(155.2)	(139.4)	(139.1)	(55.9)	(25.3)	(22.2)	(14.7)
Total shareholders’ equity	2,775.8	2,828.0	2,859.0	2,928.5	3,162.9	3,620.9	3,594.4
Total liabilities and shareholders’ equity	$12,824.2	$12,874.7	$13,207.9	$12,906.4	$13,051.6	$12,516.5	$12,244.7

Book value per ordinary share	$37.87	$38.75	$39.30	$40.59	$44.59	$49.34	$48.79
Book value per diluted ordinary share	$37.46	$38.21	$38.70	$40.10	$44.00	$48.64	$47.89

	ASPEN INSURANCE HOLDINGS LIMITED
	Earnings Per Share and Book Value Per Share

	Three Months Ended		Nine Months Ended
(in US$ except for number of shares)	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017

Basic earnings per ordinary share
Net (loss)/income adjusted for preference share dividend and non-controlling interest	$(0.38)	$(4.48)	$(0.37)	$(1.99)
Operating income/(loss) adjusted for preference share dividend and non-controlling interest	$0.49	$(4.78)	$2.23	$(3.46)
Diluted earnings per ordinary share
Net (loss)/income adjusted for preference share dividend and non-controlling interest	$(0.38)	$(4.48)	$(0.37)	$(1.99)
Operating income/(loss) adjusted for preference share dividend and non-controlling interest	$0.49	$(4.78)	$2.20	$(3.46)

Weighted average number of ordinary shares outstanding (in millions)	59.693	59.760	59.637	59.863
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions) (1)	60.412	59.760	60.543	59.863

Book value per ordinary share	$37.87	$44.59	$37.87	$44.59
Diluted book value per ordinary share	$37.46	$44.00	$37.46	$44.00

Ordinary shares outstanding at end of the period (in millions)	59.698	59.407	59.698	59.407
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (in millions)	60.356	60.200	60.356	60.200

See pages 7 and 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) The basic and diluted number of ordinary shares for the three and nine months ended September 30, 2017 is the same, as the inclusion of dilutive securities in a loss-making period would be anti-dilutive.

ASPEN INSURANCE HOLDINGS LIMITED
Return On Average Equity

	Three Months Ended		Nine Months Ended
(in US$ millions except for percentages)	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017

Average shareholders' equity	$2,817.4	$3,391.9	$2,855.1	$3,526.8
Average non-controlling interest	(2.9)	(1.9)	(2.8)	(1.7)
Average preference shares	(511.9)	(550.5)	(511.9)	(633.1)
Average ordinary shareholders' equity	$2,302.6	$2,839.5	$2,340.4	$2,892.0
Return on average equity:
Net (loss)/income adjusted for preference share dividend and non-controlling interest	(1.0)%	(9.4)%	(0.9)%	(4.1)%
Operating income/(loss) adjusted for preference share dividend and non-controlling interest	1.3%	(10.0)%	5.7%	(7.2)%
Annualized return on average equity:
Net (loss)/income	(4.0)%	(37.6)%	(1.2)%	(5.5)%
Operating income/(loss)	5.2%	(40.0)%	7.6%	(9.6)%
Components of return on average equity:
Return on average equity from underwriting activity (1)	(0.8)%	(11.7)%	1.2%	(11.1)%
Return on average equity from investment and other activity (2)	1.5%	1.3%	4.3%	3.9%
Pre-tax operating income return on average equity (3)	0.7%	(10.5)%	5.5%	(7.1)%
Post-tax operating income return on average equity (4)	1.3%	(10.0)%	5.7%	(7.2)%

See page 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Calculated by using underwriting income.
(2) Calculated by using total other operating revenue and other income/(expense) adjusted for preference share dividends and non-controlling interest.
(3) Calculated by using operating income before tax adjusted for preference share dividends and non-controlling interest.
(4) Calculated by using operating income after-tax adjusted for preference share dividends and non-controlling interest.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Underwriting Results by Operating Segment

	Three Months Ended September 30, 2018			Three Months Ended September 30, 2017
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$396.4	$476.8	$873.2	$431.5	$421.0	$852.5
Net written premiums	356.4	222.5	578.9	363.6	243.8	607.4
Gross earned premiums	475.3	498.3	973.6	464.0	449.3	913.3
Net earned premiums	388.5	234.7	623.2	382.0	270.5	652.5
Losses and loss adjustment expenses	281.5	149.6	431.1	502.2	274.0	776.2
Amortization of deferred policy acquisition costs	75.7	25.3	101.0	61.5	43.9	105.4
General and administrative expenses	34.7	58.7	93.4	32.8	59.4	92.2
Underwriting (loss)/income	$(3.4)	$1.1	$(2.3)	$(214.5)	$(106.8)	$(321.3)
Net investment income			48.0			46.4
Net realized and unrealized investment (losses)/gains			(0.9)			17.5
Corporate expenses			(16.0)			(13.5)
Amortization and non-recurring expenses (1)			(51.0)			(5.2)
Other (expense)/income(2)			(0.7)			7.6
Interest expense			(5.4)			(7.4)
Net realized and unrealized foreign exchange (losses)/gains(3)			(2.3)			12.9
(Loss) before tax			$(30.6)			$(263.0)
Income tax credit			15.5			9.2
Net loss			$(15.1)			$(253.8)
Ratios
Loss ratio	72.5%	63.7%	69.2%	131.5%	101.3%	119.0%
Policy acquisition expense ratio	19.5%	10.8%	16.2%	16.1%	16.2%	16.2%
General and administrative expense ratio (4)	8.9%	25.0%	25.7%	8.6%	22.0%	17.0%
General and administrative expense ratio (excluding amortization and non-recurring expenses)(4)	8.9%	25.0%	17.6%	8.6%	22.0%	16.2%
Expense ratio	28.4%	35.8%	41.9%	24.7%	38.2%	33.2%
Expense ratio (excluding amortization and non-recurring expenses)	28.4%	35.8%	33.8%	24.7%	38.2%	32.4%
Combined ratio	100.9%	99.5%	111.1%	156.2%	139.5%	152.2%
Combined ratio (excluding amortization and non-recurring expenses)	100.9%	99.5%	103.0%	156.2%	139.5%	151.4%
(1) Amortization and non-recurring expenses includes $11.1 million of expenses related to the Operational Effectiveness and Efficiency Program and $38.6 million of advisor fees related to the Apollo transaction.
(2) Other (expense)/income in the third quarter of 2018 and third quarter of 2017 included expense of $1.7 million and income of $9.8 million, respectively, related to a change in the fair value of loan notes issued by Silverton Re.
(3) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(4) The total group general and administrative expense ratio includes the impact from corporate and non-recurring expenses.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Underwriting Results by Operating Segment

	Nine Months Ended September 30, 2018			Nine Months Ended September 30, 2017
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$1,345.9	$1,497.9	$2,843.8	$1,332.4	$1,340.2	$2,672.6
Net written premiums	1,048.3	652.1	1,700.4	1,097.3	775.0	1,872.3
Gross earned premiums	1,216.5	1,445.2	2,661.7	1,112.2	1,302.1	2,414.3
Net earned premiums	960.0	716.2	1,676.2	932.2	863.4	1,795.6
Losses and loss adjustment expenses	615.4	436.3	1,051.7	797.9	652.6	1,450.5
Amortization of deferred policy acquisition costs	194.4	83.3	277.7	174.4	141.0	315.4
General and administrative expenses	94.2	179.5	273.7	117.4	186.9	304.3
Underwriting income/(loss)	$56.0	$17.1	$73.1	$(157.5)	$(117.1)	$(274.6)
Net investment income			145.7			141.5
Net realized and unrealized investment (losses)/gains			(59.3)			105.7
Realized (loss) on debt extinguishment			(8.6)			—
Corporate expenses			(45.7)			(38.3)
Amortization and non-recurring expenses (1)			(72.2)			(9.5)
Other (expense)/income(2)			(0.6)			6.6
Interest expense			(20.4)			(22.2)
Net realized and unrealized foreign exchange (losses)/gains (3)			(24.4)			4.1
(Loss) before tax			$(12.4)			$(86.7)
Income tax credit			13.4			5.2
Net income/(loss)			$1.0			$(81.5)
Ratios
Loss ratio	64.1%	60.9%	62.7%	85.6%	75.6%	80.8%
Policy acquisition expense ratio	20.3%	11.6%	16.6%	18.7%	16.3%	17.6%
General and administrative expense ratio (4)	9.8%	25.1%	23.4%	12.6%	21.6%	19.6%
General and administrative expense ratio (excluding amortization and non-recurring expenses)(5)	9.8%	25.1%	19.1%	12.6%	21.6%	19.1%
Expense ratio	30.1%	36.7%	40.0%	31.3%	37.9%	37.2%
Expense ratio (excluding amortization and non-recurring expenses)	30.1%	36.7%	35.7%	31.3%	37.9%	36.7%
Combined ratio	94.2%	97.6%	102.7%	116.9%	113.5%	118.0%
Combined ratio (excluding amortization and non-recurring expenses)	94.2%	97.6%	98.4%	116.9%	113.5%	117.5%
(1) Amortization and non-recurring expenses includes $31.5 million of expenses related to the Operational Effectiveness and Efficiency Program and $38.6 million of advisor fees related to the Apollo transaction.
(2) Other income/(expense) in the first nine months of 2018 and the first nine months of 2017 included expense of $4.1 million and income of $3.6 million, respectively, related to a change in the fair value of loan notes issued by Silverton Re.
(3) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(4) The total group general and administrative expense ratio includes the impact from corporate and non-recurring expenses.

	ASPEN INSURANCE HOLDINGS LIMITED
	Reinsurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q3 2018	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017

Gross written premiums	$396.4	$326.0	$623.5	$216.1	$431.5	$335.6	$565.3
Net written premiums	356.4	266.9	425.0	152.7	363.6	285.5	448.2
Gross earned premiums	475.3	366.2	375.0	339.6	464.0	320.6	327.6
Net earned premiums	388.5	289.0	282.5	273.9	382.0	272.7	277.5
Net losses and loss adjustment expenses	281.5	167.0	166.9	318.5	502.2	152.6	143.1
Amortization of deferred policy acquisition costs	75.7	62.8	55.9	61.1	61.5	53.4	59.5
General and administrative expenses	34.7	27.9	31.6	39.9	32.8	40.7	43.9
Underwriting (loss)/income	$(3.4)	$31.3	$28.1	$(145.6)	$(214.5)	$26.0	$31.0
Ratios
Loss ratio	72.5%	57.8%	59.1%	116.3%	131.5%	56.0%	51.6%
Policy acquisition expense ratio	19.5%	21.7%	19.8%	22.3%	16.1%	19.6%	21.4%
General and administrative expense ratio	8.9%	9.7%	11.2%	14.6%	8.6%	14.9%	15.8%
Expense ratio	28.4%	31.4%	31.0%	36.9%	24.7%	34.5%	37.2%
Combined ratio	100.9%	89.2%	90.1%	153.2%	156.2%	90.5%	88.8%
Accident Year Ex-cat Loss Ratio
Loss ratio	72.5%	57.8%	59.1%	116.3%	131.5%	56.0%	51.6%
Prior year loss development	2.0%	10.9%	2.7%	4.0%	4.8%	12.0%	7.6%
Catastrophe losses	(13.0)%	(3.5)%	(5.2)%	(49.6)%	(74.6)%	(3.8)%	(8.9)%
Accident year ex-cat loss ratio	61.5%	65.2%	56.6%	70.7%	61.7%	64.2%	50.3%

	ASPEN INSURANCE HOLDINGS LIMITED
	Insurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q3 2018	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017

Gross written premiums	$476.8	$527.8	$493.3	$472.2	$421.0	$486.5	$432.7
Net written premiums	222.5	219.1	210.5	187.5	243.8	293.2	238.0
Gross earned premiums	498.3	479.3	467.6	455.3	449.3	429.1	423.7
Net earned premiums	234.7	230.5	251.0	237.1	270.5	289.3	303.6
Net losses and loss adjustment expenses	149.6	143.4	143.3	225.7	274.0	193.5	185.1
Amortization of deferred policy acquisition costs	25.3	23.1	34.9	24.0	43.9	42.9	54.2
General and administrative expenses	58.7	57.2	63.6	67.0	59.4	65.7	61.8
Underwriting income/(loss)	$1.1	$6.8	$9.2	$(79.6)	$(106.8)	$(12.8)	$2.5
Ratios
Loss ratio	63.7%	62.2%	57.1%	95.2%	101.3%	66.9%	61.0%
Policy acquisition expense ratio	10.8%	10.0%	13.9%	10.1%	16.2%	14.8%	17.9%
General and administrative expense ratio	25.0%	24.8%	25.3%	28.3%	22.0%	22.7%	20.4%
Expense ratio	35.8%	34.8%	39.2%	38.4%	38.2%	37.5%	38.3%
Combined ratio	99.5%	97.0%	96.3%	133.6%	139.5%	104.4%	99.3%
Accident Year Ex-cat Loss Ratio
Loss ratio	63.7%	62.2%	57.1%	95.2%	101.3%	66.9%	61.0%
Prior year loss development	5.1%	4.8%	12.0%	0.8%	0.3%	5.6%	1.6%
Catastrophe losses	(3.4)%	(3.5)%	(3.7)%	(1.0)%	(30.3)%	(9.4)%	(1.5)%
Accident year ex-cat loss ratio	65.4%	63.5%	65.4%	95.0%	71.3%	63.1%	61.1%

	ASPEN INSURANCE HOLDINGS LIMITED
	Written and Earned Premiums by Segment and Lines of Business
(in US$ millions)
Gross Written Premiums	Q3 2018	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017
Reinsurance
Property Catastrophe Reinsurance	$34.6	$77.2	$151.2	$12.9	$63.3	$72.4	$130.7
Other Property Reinsurance	84.9	86.6	104.8	63.6	88.1	79.7	118.9
Casualty Reinsurance	74.1	58.4	143.3	46.4	75.8	53.1	143.7
Specialty Reinsurance	202.8	103.8	224.2	93.2	204.3	130.4	172.0
Total Reinsurance	$396.4	$326.0	$623.5	$216.1	$431.5	$335.6	$565.3
Insurance
Property and Casualty Insurance	$213.2	$263.2	$231.3	$201.9	$194.6	$249.3	$211.1
Marine, Aviation and Energy Insurance	80.8	109.6	101.5	100.8	86.0	92.7	105.8
Financial and Professional Lines Insurance	182.8	155.0	160.5	169.5	140.4	144.5	115.8
Total Insurance	$476.8	$527.8	$493.3	$472.2	$421.0	$486.5	$432.7

Total Gross Written Premiums	$873.2	$853.8	$1,116.8	$688.3	$852.5	$822.1	$998.0
Net Written Premiums
Reinsurance
Property Catastrophe Reinsurance	$10.3	$40.9	$54.1	$3.0	$40.3	$58.2	$71.1
Other Property Reinsurance	76.1	71.7	77.4	55.1	76.0	65.6	89.0
Casualty Reinsurance	73.7	54.3	136.7	42.9	72.9	46.5	142.0
Specialty Reinsurance	196.3	100.0	156.8	51.7	174.4	115.2	146.1
Total Reinsurance	$356.4	$266.9	$425.0	$152.7	$363.6	$285.5	$448.2
Insurance
Property and Casualty Insurance	$100.1	$91.4	$63.7	$41.4	$122.7	$180.0	$94.8
Marine, Aviation and Energy Insurance	55.1	44.4	82.0	53.2	50.7	40.8	71.1
Financial and Professional Lines Insurance	67.3	83.3	64.8	92.9	70.4	72.4	72.1
Total Insurance	$222.5	$219.1	$210.5	$187.5	$243.8	$293.2	$238.0

Total Net Written Premiums	$578.9	$486.0	$635.5	$340.2	$607.4	$578.7	$686.2
Net Earned Premiums
Reinsurance
Property Catastrophe Reinsurance	$34.3	$36.9	$29.4	$45.2	$51.3	$48.3	$34.0
Other Property Reinsurance	73.2	76.9	69.3	72.6	76.8	66.2	77.3
Casualty Reinsurance	79.6	80.5	81.2	67.5	74.1	68.9	81.8
Specialty Reinsurance	201.4	94.7	102.6	88.6	179.8	89.3	84.4
Total Reinsurance	$388.5	$289.0	$282.5	$273.9	$382.0	$272.7	$277.5
Insurance
Property and Casualty Insurance	$102.9	$91.5	$108.7	$106.7	$137.7	$156.7	$144.4
Marine, Aviation and Energy Insurance	70.4	61.6	64.5	59.9	53.8	52.7	77.4
Financial and Professional Lines Insurance	61.4	77.4	77.8	70.5	79.0	79.9	81.8
Total Insurance	$234.7	$230.5	$251.0	$237.1	$270.5	$289.3	$303.6

Total Net Earned Premiums	$623.2	$519.5	$533.5	$511.0	$652.5	$562.0	$581.1

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Changes in Shareholders' Equity
	Nine Months Ended September 30,
(in US$ millions)	2018	2017
Ordinary shares
Beginning and end of period	$0.1	$0.1
Preference shares
Beginning and end of period	—	—
Non-controlling interest
Beginning of period	2.7	1.4
Net change for the period	0.2	0.8
End of period	2.9	2.2
Additional paid-in capital
Beginning of period	954.7	1,259.6
New shares issued	2.6	0.4
Ordinary shares repurchased	—	(30.0)
Preference shares redemption	—	(293.2)
Preference share redemption costs	—	8.0
Share-based compensation	8.7	7.0
End of period	966.0	951.8
Retained earnings
Beginning of period	2,026.9	2,392.3
Net income for the period	1.0	(81.5)
Dividends paid on ordinary and preference shares	(65.7)	(70.7)
Preference shares redemption costs	—	(8.0)
Proportion due to non-controlling interest	(0.2)	(0.8)
Share-based payment	—	2.8
End of period	1,962.0	2,234.1
Accumulated other comprehensive income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	(67.7)	(27.1)
Change for the period	21.2	(36.8)
End of period	(46.5)	(63.9)
Gain on derivatives:
Beginning of period	2.1	(0.5)
Net change from current period hedged transactions	(1.8)	2.8
End of period	0.3	2.3
Unrealized appreciation on available for sale investments, net of taxes:
Beginning of period	9.7	22.5
Change for the period	(118.7)	13.8
End of period	(109.0)	36.3
Total accumulated other comprehensive (loss)	(155.2)	(25.3)

Total shareholders' equity	$2,775.8	$3,162.9

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Statements of Comprehensive Income

	Three Months Ended September 30,		Nine Months Ended September 30,
(in US$ millions)	2018	2017	2018	2017

Net (loss)/income adjusted for non-controlling interest	$(15.0)	$(254.4)	$0.8	$(82.3)
Other comprehensive income, net of taxes:
Available for sale investments:
Reclassification adjustment for net realized (gains)/losses included in net income	0.2	(0.8)	3.1	(2.4)
Change in net unrealized gains on available for sale securities held	(19.9)	0.7	(121.8)	16.2
Net change from current period hedged transactions	(0.4)	(0.4)	(1.8)	2.8
Change in foreign currency translation adjustment	4.3	(2.6)	21.2	(36.8)
Other comprehensive (loss)	(15.8)	(3.1)	(99.3)	(20.2)
Comprehensive (loss)	$(30.8)	$(257.5)	$(98.5)	$(102.5)

	ASPEN INSURANCE HOLDINGS LIMITED
	Condensed Consolidated Statements of Cash Flows

	Three Months Ended September 30,		Nine Months Ended September 30,
(in US$ millions)	2018	2017	2018	2017

Net cash (used in)/from operating activities	$(27.4)	$152.3	$(222.8)	$47.8
Net cash from investing activities	22.1	27.7	484.4	393.3
Net cash (used in) financing activities	(36.7)	(204.3)	(279.7)	(518.9)
Effect of exchange rate movements on cash and cash equivalents	(2.1)	5.2	(10.1)	13.3
(Decrease) in cash and cash equivalents	(44.1)	(19.1)	(28.2)	(64.5)
Cash at beginning of period	1,070.7	1,228.4	1,054.8	1,273.8
Cash at end of period	$1,026.6	$1,209.3	$1,026.6	$1,209.3

	ASPEN INSURANCE HOLDINGS LIMITED
	Reserves for Losses and Loss Adjustment Expenses

(in US$ millions)	For the Nine Months Ended September 30, 2018	For the Nine Months Ended September 30, 2017	For the Twelve Months Ended December 31, 2017

Provision for losses and loss adjustment expenses at the start of the period	$6,749.5	5,319.9	$5,319.9
Reinsurance recoverables	(1,515.2)	(560.7)	(560.7)
Net loss and loss adjustment expenses at the start of the period	5,234.3	4,759.2	4,759.2

Net loss and loss adjustment expenses assumed	—	(125.7)	(125.5)
Provision for losses and loss adjustment expenses for claims incurred
Current period	1,151.4	1,543.3	2,100.1
Prior period release	(99.7)	(92.8)	(105.4)
Total incurred	1,051.7	1,450.5	1,994.7

Losses and loss adjustment expenses payments for claims incurred	(1,263.6)	(1,098.1)	(1,555.1)

Foreign exchange losses	(63.3)	135.2	161.0

Net loss and loss adjustment expenses reserves at the end of the period	4,959.1	5,121.1	5,234.3
Reinsurance recoverables on unpaid losses at the end of the period	1,767.1	1,369.5	1,515.2
Gross loss and loss adjustment expenses reserves at the end of the period	$6,726.2	6,490.6	$6,749.5

	ASPEN INSURANCE HOLDINGS LIMITED
	Reserves by Operating Segment

	As at September 30, 2018			As at December 31, 2017
(in US$ millions)	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net

Reinsurance	$3,147.6	$(318.5)	$2,829.1	$3,186.4	$(269.3)	$2,917.1
Insurance	3,578.6	(1,448.6)	2,130.0	3,563.1	(1,245.9)	2,317.2
Total losses and loss adjustment expense reserves	$6,726.2	$(1,767.1)	$4,959.1	$6,749.5	$(1,515.2)	$5,234.3

ASPEN INSURANCE HOLDINGS LIMITED
Prior Year Reserve Movements

(in US$ millions)	Three Months Ended September 30, 2018			Three Months Ended September 30, 2017
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$9.5	$(1.9)	$7.6	$15.5	$1.7	$17.2
Insurance	(1.4)	13.3	11.9	(1.7)	2.4	0.7
Movements in reserves for prior years during the period	$8.1	$11.4	$19.5	$13.8	$4.1	$17.9

	Nine Months Ended September 30, 2018			Nine Months Ended September 30, 2017
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$65.0	$(18.5)	$46.5	$60.3	$10.7	$71.0
Insurance	(14.4)	67.6	53.2	(16.4)	38.2	21.8
Movements in reserves for prior years during the period	$50.6	$49.1	$99.7	$43.9	$48.9	$92.8

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Investment Portfolio
(in US$ millions)		Fair Market Value
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Marketable Securities - Available For Sale
U.S. government securities	$1,387.8	$1,229.6	$1,292.2	$1,159.4	$1,172.7	$1,220.8	$1,267.1
U.S. agency securities	46.4	46.6	52.7	52.1	62.1	75.5	107.4
Municipal securities	52.1	105.7	47.6	54.9	50.1	32.8	24.4
Corporate securities	2,266.0	2,267.2	2,446.2	2,415.7	2,468.3	2,503.4	2,587.7
Non-U.S. government securities	405.4	430.2	483.4	484.9	531.7	525.9	494.2
Asset-backed securities	18.5	18.4	18.5	26.2	33.7	48.9	54.8
Non-U.S. government-backed corporate securities	90.8	91.8	97.8	91.3	94.0	92.6	84.5
Mortgage-backed securities	909.4	890.5	973.8	946.5	952.8	997.4	1,044.3
Total fixed income securities	5,176.4	5,080.0	5,412.2	5,231.0	5,365.4	5,497.3	5,664.4
Short-term investments	120.4	72.2	54.6	89.9	34.4	41.9	163.5
Total Available For Sale	$5,296.8	$5,152.2	$5,466.8	$5,320.9	$5,399.8	$5,539.2	$5,827.9

Marketable Securities - Trading
U.S. government securities	$165.8	$155.3	$141.7	$161.9	$160.6	$112.8	$95.4
Municipal securities	20.7	77.8	74.3	32.2	32.3	5.7	15.6
Corporate securities	874.9	968.6	1,003.6	1,046.3	1,045.0	896.0	866.2
Non-U.S. government securities	227.5	219.3	216.6	202.5	210.9	186.5	191.7
Asset-backed securities	4.9	7.2	8.3	9.9	11.1	12.2	13.4
Mortgage-backed securities	113.4	187.7	192.1	195.5	203.1	142.3	130.9
Non-U.S. government-backed corporate securities	—	—	1.0	1.0	2.0	2.0	—
Total fixed income securities	1,407.2	1,615.9	1,637.6	1,649.3	1,665.0	1,357.5	1,313.2
Short-term investments	4.3	27.4	27.0	73.0	90.4	73.7	184.6
Equity securities	—	—	—	491.0	468.5	658.7	623.6
Catastrophe bonds	37.4	35.5	34.8	32.4	30.3	28.3	41.8
Total Trading	$1,448.9	$1,678.8	$1,699.4	$2,245.7	$2,254.2	$2,118.2	$2,163.2

Other Investments	$167.4	$153.3	$66.1	$66.4	$4.0	$3.9	$5.0

Cash	1,026.6	1,070.7	1,246.9	1,054.8	1,209.3	1,228.4	873.1
Accrued interest	43.1	45.2	44.3	45.2	45.3	46.9	46.5
Total Cash and Accrued Interest	$1,069.7	$1,115.9	$1,291.2	$1,100.0	$1,254.6	$1,275.3	$919.6

Total Cash and Investments	$7,982.8	$8,100.2	$8,523.5	$8,733.0	$8,912.6	$8,936.6	$8,915.7

ASPEN INSURANCE HOLDINGS LIMITED
Investment Analysis

(in US$ millions except for percentages)	Q3 2018	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017

Net investment income from fixed income investments and cash	$48.0	$49.7	$46.1	$45.6	$43.6	$43.7	$42.5
Net investment income from equity securities	—	0.7	1.2	1.9	2.8	3.7	5.2
Net investment income	48.0	50.4	47.3	47.5	46.4	47.4	47.7

Net realized and unrealized investment (losses)/gains	(0.9)	(20.7)	(37.7)	15.0	17.6	42.1	46.5
Other-than-temporary impairment charges	—	—	—	(0.2)	(0.1)	(0.1)	(0.3)
Net realized and unrealized investment (losses)/gains	(0.9)	(20.7)	(37.7)	14.8	17.5	42.0	46.2

Change in unrealized (losses)/gains on available for sale investments (gross of tax)	(21.0)	(22.9)	(82.8)	(30.0)	0.3	12.9	2.0
Total return/(loss) on investments	$26.1	$6.8	$(73.2)	$32.3	$64.2	$102.3	$95.9

Portfolio Characteristics
Fixed income portfolio book yield	2.67%	2.63%	2.63%	2.56%	2.54%	2.53%	2.53%
Fixed income portfolio duration	3.7 years	3.9 years	4 years	3.9 years	3.9 years	3.9 years	3.9 years

ASPEN INSURANCE HOLDINGS LIMITED
Book Value Per Ordinary Share

(in US$ millions except for number of shares and per share amounts)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017

Net assets	$2,775.8	$2,828.0	$2,859.0	$2,928.5	$3,162.9	$3,620.9	$3,594.4
Less: Preference shares	(511.9)	(511.9)	(511.9)	(511.9)	(511.9)	(666.3)	(666.3)
Less: Non-controlling interest	(2.9)	(3.0)	(2.9)	(2.7)	(2.2)	(1.6)	(1.5)
Total	$2,261.0	$2,313.1	$2,344.2	$2,413.9	$2,648.8	$2,953.0	$2,926.6

Ordinary shares outstanding (in millions)	59.698	59.688	59.653	59.474	59.407	59.844	59.988
Ordinary shares and dilutive potential ordinary shares (in millions)	60.356	60.534	60.574	60.202	60.200	60.712	61.107

Book value per ordinary share	$37.87	$38.75	$39.30	$40.59	$44.59	$49.34	$48.79
Diluted book value per ordinary share	$37.46	$38.21	$38.70	$40.10	$44.00	$48.64	$47.89

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company's ordinary shares at the average market price during the period of calculation.

	ASPEN INSURANCE HOLDINGS LIMITED
	Operating Income Reconciliation

Net income is adjusted to exclude after-tax change in net foreign exchange gains and losses, realized gains and losses in investments and non-recurring items.
	Three Months Ended		Nine Months Ended
(in US$ millions except where stated)	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017

Net (loss)/income as reported	$(15.1)	$(253.8)	$1.0	$(81.5)
Preference share redemption costs	—	(5.6)	—	(8.0)
Net change attributable to non-controlling interest	0.1	(0.6)	(0.2)	(0.8)
Preference share dividends	(7.6)	(7.7)	(22.8)	(28.7)
Net (loss)/income available to ordinary shareholders	(22.6)	(267.7)	(22.0)	(119.0)
Add (deduct) after tax income:
Net foreign exchange losses/(gains)	1.6	(10.6)	18.8	(2.5)
Net realized losses/(gains) on investments	0.6	(16.6)	58.7	(101.8)
Net realized loss on debt extinguishment	—	—	8.6	—
Preference share redemption costs	—	5.6	—	8.0
Amortization and non-recurring expenses	49.8	4.4	69.1	8.2
Operating income/(loss) after tax available to ordinary shareholders	29.4	(284.9)	133.2	(207.1)
Tax (credit) on operating income	(13.3)	(11.6)	(4.1)	(9.4)
Operating income before tax available to ordinary shareholders	$16.1	$(296.5)	$129.1	$(216.5)

Basic earnings per ordinary share
Net (loss)/income adjusted for preference share dividends and non-controlling interest	$(0.38)	(4.48)	$(0.37)	$(1.99)
Add (deduct) after tax income:
Net foreign exchange losses/(gains)	0.03	(0.18)	0.32	(0.04)
Net realized losses/(gains) on investments	0.01	(0.28)	0.98	(1.70)
Net realized loss on debt extinguishment	—	—	0.14	—
Preference share redemption costs	—	0.09	—	0.13
Amortization and non-recurring expenses	0.83	0.07	1.16	0.14
Operating income/(loss) adjusted for preference shares dividends and non-controlling interest	$0.49	(4.78)	$2.23	$(3.46)

Diluted earnings per ordinary share
Net (loss)/income adjusted for preference share dividends and non-controlling interest	$(0.38)	(4.48)	$(0.37)	$(1.99)
Add (deduct) after tax income:
Net foreign exchange losses/(gains)	0.03	(0.18)	0.31	(0.04)
Net realized losses/(gains) on investments	0.01	(0.28)	0.97	(1.70)
Net realized loss on debt extinguishment	—	—	0.14	—
Preference share redemption costs	—	0.09	—	0.13
Amortization and non-recurring expenses	0.83	0.07	1.15	0.14
Operating income/(loss) adjusted for preference shares dividends and non-controlling interest	$0.49	(4.78)	$2.20	$(3.46)

The basic and diluted number of ordinary shares for the three months ended September 30, 2018 and for the three and nine months ended September 30, 2017 is the same, as the inclusion of dilutive securities in a loss-making period would be anti-dilutive.

ASPEN INSURANCE HOLDINGS LIMITED
Worldwide Natural Catastrophe Exposures: Major Peril Zones as at October 1, 2018

100 YEAR RETURN PERIOD AS % OF TOTAL SHAREHOLDERS’ EQUITY AND IN $ MM(1)	250 YEAR RETURN PERIOD AS % OF TOTAL SHAREHOLDERS’ EQUITY AND IN $ MM(1)

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1 in 100 year tolerance: 17.5% of total shareholders’ equity	1 in 250 year tolerance: 25.0% of total shareholders’ equity
The Probable Maximum Losses ("PMLs") are net of reinsurance and Aspen Capital Markets' third-party capital.

(1) Based on shareholders' equity of $2,772.9 million (excluding non-controlling interest) as at September 30, 2018. The estimates reflect Aspen's view of the modelled maximum losses at the return periods shown which include input from various third party vendor models and Aspen's proprietary adjustments to these models and planned reinsurance purchases. Catastrophe loss experience may materially differ from the modelled PMLs due to limitations in one or more of the models or uncertainties in the application of policy terms and limits.